UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2009 (May 11, 2009)

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[    ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]           Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[    ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2009, The Brink’s Company (the “Company”) issued a press release announcing that Michael J. Cazer, Vice President and Chief Financial Officer of the Company, will become President of Brink’s Europe, Middle East and Africa, effective August 1, 2009.  The Company also announced the hiring of Joseph Dziedzic, who, upon his pending appointment as such by the Company’s Board of Directors, will succeed Mr. Cazer as Vice President and Chief Financial Officer of the Company, effective August 1, 2009.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On May 13, 2009, the Company, Brink’s, Incorporated and Michael T. Dan amended Mr. Dan’s employment agreement dated as of May 4, 1998, as amended as of March 8, 2002, March 8, 2006 and November 14, 2008 (as amended, the “Agreement”).  The material terms of the amendment include (1) expansion of the definition of “Due Cause,” (2) modification of the definition of “Constructive Termination” to provide that any material reduction of Mr. Dan’s salary will not constitute “Constructive Termination” if such reduction is part of a broad-based salary reduction program for executives of the Company and (3) reduction of the payment, from three times to two times Mr. Dan’s salary, bonus and benefits, to be made to Mr. Dan in the event his employment is terminated by the Company without Due Cause or he resigns after Constructive Termination.  The amendment also extends the term of the Agreement to March 31, 2013 and updates Mr. Dan’s salary to $1,107,250, which was his annual base salary rate established on March 1, 2008.

This description of the amendment to Mr. Dan’s Agreement is qualified in its entirety by reference to the amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 4 to Employment Agreement among The Brink’s Company, Brink’s, Incorporated and Michael T. Dan.

99.1	Press Release, dated May 11, 2009, issued by The Brink’s Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

Date: May 13, 2009	By:	/s/ McAlister C. Marshall, II
McAlister C. Marshall, II Vice President and Secretary

EXHIBIT INDEX

EXHIBIT                                                DESCRIPTION

10.1	Amendment No. 4 to Employment Agreement among The Brink’s Company, Brink’s, Incorporated and Michael T. Dan.

99.1	Press Release, dated May 11, 2009, issued by The Brink’s Company.